Exhibit 10.1

SECURED PROMISSORY NOTE

Amount: $50,000.00	Date: June 7, 2001

FOR VALUE RECEIVED, the undersigned, Jeffrey C. Smith (the “Borrower”), hereby promises to pay to Tumbleweed Communications Corp., a Delaware corporation (the “Lender”), the principal sum (the “Principal Sum”) of Fifty Thousand Dollars ($50,000.00) in lawful money of the United States of America. The Borrower also agrees to pay interest (computed on the basis of a 365 or 366 day year, as the case may be) on any unpaid amount of the Principal Sum, from and after the date of this Promissory Note (the “Note”) set forth above (the “Effective Date”) until the entire Principal Sum has been paid in full, at a rate equal to 7% per annum; provided that in no event shall such interest be charged to the extent it would violate any applicable usury law. Borrower shall be personally liable for the Principal Sum and the accrued interest thereon, calculated in accordance with this Note.

This Note is subject to the following further terms and conditions:

1.    Repayment Schedule.  The Principal Sum and all accrued interest thereon will become due and payable not later than the fifth anniversary of the Effective Date (the “Maturity Date”). If the Maturity Date is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day.

2.    Payment and Prepayment. All payments and prepayments of the Principal Sum of, and the accrued interest on, this Note shall be made to the Lender or its order, in lawful money of the United States of America at the principal offices of the Lender (or at such other place as the Lender shall notify the Borrower in writing). The Borrower may, at his option, prepay this Note in whole or in part at any tune or from time to time without penalty or premium. Any prepayments of any portion of the Principal Sum of this Note shall be accompanied by payment of all interest accrued but unpaid hereunder. Upon full and final payment, or forgiveness, of the Principal Sum of, and interest accrued on, this Note, it shall be cancelled by the Lender (or the legal holder hereof) and surrendered to the Borrower.

3.    Acceleration.  The entire outstanding Principal Sum and ail accrued interest thereon shall become immediately due and payable one hundred and eighty (180) days after the last day of the Borrower’s employment with the Lender. Upon any such acceleration, Borrower agrees to pay to the Lender the entire outstanding Principal Sum, and any accrued and unpaid interest thereon, without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived.

4.    Security.  Pursuant to the Security and Pledge Agreement, dated as of the date hereof (the “Security Agreement”), by and between the Lender and the Borrower, the obligations of the Borrower hereunder are secured by the Collateral (as defined in the Security Agreement), and the holder of this Note is entitled to the Proceeds (as defined in the Security Agreement), but not the voting rights, of the Collateral.

5.    Recourse.  In addition to recourse against the Collateral as provided in the Security Agreement, the Lender shall be entitled to recourse against the Borrower for the payment of any principal and accrued interest of the Note or for any claim based hereon (including costs of collection).

6.    Cancellation of the Borrower’s Obligations under this Note.  The Lender hereby agrees to cancel the Borrower’s obligations under this Note ratably over a period of five years beginning on the Effective Date, provided, however, that such ratable cancellation shall terminate immediately upon the termination, for any reason, with or without cause, of the Borrower’s employment with the Lender as an executive officer.

7.    Notice.  For the purposes of this Note, notices, demands and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered in person or (unless otherwise specified) five business days after being mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

If to the Borrower:

Jeffrey C. Smith

158 Almendral Avenue

Atherton, CA 94027

(650) 868-2268

If to the Lender:

Tumbleweed Communications Corp.

700 Saginaw Drive

Redwood City, CA 94063

Attention: Chief Financial Officer

Telephone: (650) 216-2000

Facsimile: (650)216-2001

or to such other address as any party (or such party’s successor or assign) may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

8.    Miscellaneous.

(a)    No delay or failure by the Lender or the legal holder of this Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the legal holder hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

(b)    The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

(c)    No provision hereof shall confer upon the Borrower the right to continue in the employment of the Lender, any of its subsidiaries or any of their respective successors or affect any rights which the Lender or any of such subsidiaries or successors may have to terminate the employment of the Borrower.

(d)    The provisions of this Note shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

(e)    This Note may not be assigned or transferred by Borrower but may be assigned or transferred by the Lender.

IN WITNESS WHEREOF, this Note has been duly executed and delivered to the Lender by the Borrower on the date first above written.

Tumbleweed Communications Corp.:

By:	/s/ Bernard J. Cassidy
Name: Bernard J. Cassidy Title: Secretary

                /s/    Jeffrey C. Smith

                                                                                                                                                   Borrower

SECURITY AND PLEDGE AGREEMENT

SECURITY AND PLEDGE AGREEMENT, dated as of June 7, 2001 (the “Agreement”), by and between Jeffrey C. Smith (the “Pledgor”), and Tumbleweed Communications Corp., a Delaware corporation (the “Pledgee”).

WHEREAS, in consideration for the Pledgee’s loan of $50,000.00 to the Pledgor, the Pledgor is delivering to the Pledgee a duly executed promissory note, dated the date hereof (such note as it may be amended, modified or supplemented from time to time together with any replacement thereof, the “Note”), in the principal amount of $50,000.00 in favor of the Pledgee; and

WHEREAS, the Pledgor has agreed to pledge the Pledged Securities (as defined below) and the Proceeds (as defined below) to the Pledgee to secure the Pledgor’s obligations under the Note,

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Grant of Security Interest in Collateral.  The Pledgor hereby grants to the Pledgee, as security for all present and future obligations and liabilities of all kinds of the Pledgor to the Pledgee under the Note and this Agreement (collectively referred to as the “Obligations”), a first priority security interest in the following described property (collectively referred to as the “Collateral”):

(a)    Any and all fully paid and nonassessable shares of Pledgee capital stock issued by the Pledgee to the Pledgor, including, without limitation, shares of Pledgee common stock issued pursuant to the exercise of stock options to purchase Pledgee common stock (the “Pledged Capital Stock”); and

(b)    Any and all stock options issued by the Pledgor to the Pledgee to purchase shares of Pledgee common stock (the “Pledged Options” and collectively with the Pledged Capital Stock, the “Pledged Securities”); and

(c)    the certificates, option grants, and any other such documents representing the Pledged Securities and all of the Pledgor’s rights and privileges with respect thereto; and

(d)    the proceeds and accessions of the Pledged Shares (the “Proceeds”).

2.    Pledgor’s Covenants.

(a)    The Pledgor agrees (i) hereafter not to encumber or grant a security interest in or a lien or other encumbrance on the Collateral, and (ii) not to dispose of any of the Collateral except in accordance with the terms of this Agreement.

(b)    The Pledgor agrees: (i) at any time and from time to time, upon request of the Pledgee, to give, execute, file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that the Pledgee shall consider reasonably necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which the Pledgee may consider reasonably necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest; and (ii) to do other acts or things necessary to keep the Collateral and the Proceeds free and clear of all defenses, rights of offset and counterclaim.

(c)    The Pledgor agrees to: (i) pay promptly the Obligations secured hereby when due; and (ii) indemnify the Pledgee against all loss, claims, demands and liabilities of every kind arising from the Collateral and the transactions and other agreements and undertakings contemplated hereby.

3.    Payment of Taxes, Charges, Liens and Assessments. The Pledgor agrees to pay, prior to delinquency, all taxes, charges, liens and assessments against the Collateral and the Proceeds, and upon the failure of the Pledgor to do so, the Pledgee, at its option, may pay any of them. Any such payments made by the Pledgee shall be obligations of the Pledgor to the Pledgee, due and payable immediately without demand and shall be secured by the Collateral and the Proceeds, subject to all of the terms and conditions of this Agreement.

4.    Powers of Pledgee. The Pledgor appoints the Pledgee his true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Pledgee’s officers and employees, or any of them, whether or not the Pledgor is in default: (a) to perform any obligations of the Pledgor hereunder in the Pledgor’s name or otherwise; (b) to give notice of Pledgee’s right under the Collateral to enforce the same; (c) to release security; (d) to resort to security; (e) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release the Pledgee’s interest in the Collateral; (f) after an Event of Default, to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (g) after an Event of Default, to preserve or release the interest evidenced by chattel paper to which the Pledgee is entitled hereunder and to endorse and deliver evidences of title incidental thereto; (h) after an Event of Default, to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under all Collateral subject to this Agreement; and (i) to do all acts and things and execute all documents in the name of the Pledgor otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

5.    Events of Default; Remedies.

(a)    Each of the following shall constitute an event of default (“Event of Default”) hereunder: (i) the Pledgor’s failure to pay, within fifteen (15) days after the date when such payment is due, any payment of principal or interest on the Note; or (ii) the Pledgor’s failure to observe or perform any covenant or agreement contained in the Note; and (iii) the

Pledgor’s violation of any of the transfer restrictions that may be contained in any restrictive legend contained in Pledgee securities issued to the Borrower.

(b)    In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Note or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code as in force in the State of California) for the protection and enforcement of its rights in respect of the Collateral. In addition to recourse against the Collateral as provided in this Agreement, the Pledgee shall be entitled to recourse against the Pledgor for the payment of any principal or interest on the Note or for any claim based thereon (including costs of collection).

6.    No Waiver. The failure of the Pledgee to exercise any right or remedy under this Agreement or the Note, or delay by the Pledgee in exercising same, will not operate as a waiver thereof. No waiver by the Pledgee will be effective unless and until it is in writing and signed by the Pledgee. No waiver of any condition or performance will operate as a waiver of any subsequent condition or obligation. The Pledgee shall have no obligation to resort to the Collateral or any other security which, is or may become available to it.

7.    Consents to Sales of Pledged Capital Stock. In the event that the value of the Pledged Capital Stock exceeds the value of the Obligations, and Pledgor desires to sell some or all of that portion of the Pledged Capital Stock which exceeds the value of the Obligations, Pledgor will petition the Board of Directors of the Pledgee for its consent to permit such sale, which consent shall not unreasonably be withheld.

8.    Miscellaneous.

(a)    This Agreement, any amendments or replacement hereof, and the legality, validity and performance of the terms hereof, shall be governed by and enforced and construed in accordance with die laws of the State of California without regard to conflicts of laws and principles thereof.

(b)    This Agreement and the rights, powers and duties set forth herein shall be binding upon the Pledgor, its agents, representatives and successors and shall inure to the benefit of the Pledgee and its successors and assigns and, in the event of any transfer or assignment of rights by the Pledgee, the rights and privileges herein conferred upon the Pledgee shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Agreement and the rights and privileges herein conferred upon the Pledgee may be assigned by the Pledgee without the consent of the Pledgor. This Agreement may not be transferred or assigned by the Pledgor without the written consent of the Pledgee.

(c)    In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any applicable law shall not effect the validity or enforceability of any other provisions hereof.

(d)    Notices required or permitted to be given under this Agreement shall be in writing and may be delivered personally or sent to a party by airmail or first class mail, postage prepaid and addressed to such party, as follows, or to such other address furnished by notice given in accordance with this paragraph:

If to the Pledgor:

Jeffrey C. Smith

158 Almendral Avenue

Atherton, CA 94027

(650)868-2268

If to the Pledgee:

Tumbleweed Communications Corp.

700 Saginaw Drive

Redwood City, California 94063

Attention: Chief Financial Officer

Any such notice shall be deemed to have been given, (i) if sent by mail, five (5) days after the date mailed, and (ii) if delivered personally, on the date of delivery.

(e)    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

(f)    This Agreement and the security interest and pledge hereunder shall terminate upon the full and final performance of all Obligations of the Pledgor and payment of all indebtedness secured hereby. At such time, the Pledgee shall promptly reassign to the Pledgor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Pledgee in accordance with the terms hereof.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

PLEDGEE:

/s/ Jeffrey C. Smith
Jeffrey C. Smith

PLEDGEE:

Tumbleweed Communications Corp.

By:	/s/ Bernard J. Cassidy
Name: Bernard J. Cassidy
Title: Secretary